Filed under Rule 497(e)

Registration No. 002-86188

ANCHOR SERIES TRUST

SA Wellington Growth Portfolio

SA Wellington Growth and Income Portfolio

SA Wellington Natural Resources Portfolio

Supplement to the Summary Prospectuses and Prospectus, each dated May 1, 2018, as supplemented to date

As disclosed in a previous supplement, the Board of Trustees of Anchor Series Trust (the “Trust”), on behalf of each of the SA Wellington Growth Portfolio, the SA Wellington Growth and Income Portfolio and the SA Wellington Natural Resources Portfolio (each, a “Target Portfolio”), has determined that it is in the best interests of each of the Target Portfolios to reorganize into the SA AB Growth Portfolio, a series of SunAmerica Series Trust (the “Acquiring Portfolio”). Each proposed transaction is referred to as a “Reorganization.”

In each Reorganization, all of the Target Portfolio’s assets and liabilities would be transferred to the Acquiring Portfolio in exchange for shares of the Acquiring Portfolio. If the Reorganization is completed, shareholders of the Target Portfolio will receive shares of the Acquiring Portfolio, the total value of which will be equal to the total value of their shares of the Target Portfolio on the date of the Reorganization, after which the Target Portfolio will cease operations.

Each Target Portfolio expects to convene a special meeting of its shareholders on or about September 20, 2018 (changed from September 12, 2018) to vote on the approval of its Reorganization. Shareholders of record of each Target Portfolio as of June 22, 2018 (the “Record Date”), are entitled to notice of and to vote at the special meeting, and they will receive proxy materials describing the relevant Reorganization.

Until a Reorganization is completed, each Target Portfolio will continue sales and redemptions of its shares as described in its Prospectus. However, holders of shares purchased after the Record Date set for each special meeting of shareholders will not be entitled to vote those shares at the special meeting.

Date: July 2, 2018